UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 8, 2023

FS Specialty Lending Fund

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	814-00841 (Commission File Number)	27-6822130 (I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)		19112 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

FS Specialty Lending Fund (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on December 8, 2023.  As of October 13, 2023, the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, 455,506,234 common shares of beneficial interest were eligible to be voted, and 153,545,001 of those shares were voted in person or by proxy at the Annual Meeting. Shareholders were asked to consider and act upon the following proposals, each of which was described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 19, 2023:

●	Proposal No. 1 – to elect the seven members of the board of trustees named in the Company's proxy statement to serve as trustees of the Company until the 2024 annual meeting of shareholders and until their successors are duly elected and qualified; and

●	Proposal No. 2 – to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

All trustee nominees listed in the Company’s 2023 proxy statement were elected by the Company’s shareholders at the Annual Meeting.  The votes for, votes withheld and broker non-votes for each trustee nominee are set forth below:

Trustee Nominee	Votes For	Votes Withheld	Broker Non-Votes
Sidley R. Brown	59,844,921	4,987,979	88,712,101
Gregory P. Chandler	59,796,156	5,036,744	88,712,101
Michael C. Forman	59,729,026	5,103,874	88,712,101
Richard I. Goldstein	59,770,609	5,062,291	88,712,101
Charles P. Pizzi	59,643,370	5,189,530	88,712,101
Pedro A. Ramos	59,646,357	5,186,543	88,712,101
R. Blair Thomas	59,737,892	5,095,008	88,712,101

The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 was also approved by the Company’s shareholders at the Annual Meeting.  The votes for, votes against, abstentions and broker non-votes are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
150,966,044	1,255,271	1,323,686	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Specialty Lending Fund

Date: December 13, 2023	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
General Counsel